Provisions	12 Months Ended
Dec. 31, 2020
Provisions [Abstract]
Provisions
23.	Provisions

Provisions consist of the following (in thousands):
	Dilapidations provision	Share based payments employment taxes provision	Provision for withholding taxes	Other provisions	Total
Current liabilities
At January 1, 2020	$-	$-	$-	$-	$-
Additional provision in the year	-	-	-	12,498	12,498
Release of provision in the year	-	-	-	(800)	(800)
Utilized provision in the year	-	-	-	(1,630)	(1,630)
Transfer from non-current provisions	-	12,105	4,100	873	17,078
At December 31, 2020	$-	$12,105	$4,100	$10,941	$27,146

Non-current liabilities
At January 1, 2019	$2,515	$10,947	$-	$-	$13,462
Recognized on acquisition of subsidiary	-	-	16,000	-	16,000
Additional provision in the year	1,015	6,820	-	873	8,708
Release of provision in the year	(190)	(4,583)	(4,000)	-	(8,773)
Utilized provision in the year	(20)	(5,729)	(500)	-	(6,249)
Foreign exchange	32	524	-	-	556
At December 31, 2019	3,352	7,979	11,500	873	23,704
Additional provision in the year	3,039	131,836	-	1,011	135,886
Transfer to current provisions	-	(12,105)	(4,100)	(873)	(17,078)
Release of provision in the year	(757)	(945)	-	-	(1,702)
Utilized provision in the year	-	(11,758)	-	-	(11,758)
Foreign exchange	36	25	-	-	61
At December 31, 2020	$5,670	$115,032	$7,400	$1,011	$129,113

Current other provisions mainly relates to the probable settlement of a commercial agreement with a customer.

The dilapidations provision reflects the best estimate of the cost to restore leasehold property in line with the Group’s contractual obligations. Based on a detailed analysis the Group has estimated a liability of $5.7 million (2019: $3.4 million). In estimating the liability, the Group has made assumptions which are based on past experience. Assuming the leases are not extended, the Group expects the economic outflows to match the contractual end date of the leases. The leases have an average lease term of seven years with an average of four years remaining.

The share based payments employment taxes provision reflects the best estimate of the cost to settle employment related taxes in connection with the Group's share based payments. This is based on the most recent share price and the number of share options vested and un-exercised, or expected to vest where the Group has a future obligation to settle employment related taxes. The Group has estimated a liability of $115.0 million at December 31, 2020 (2019: $8.0 million). When a share option is exercised, the liability for employment related taxes becomes due to the relevant tax authority. During 2020, $11.8 million (2019: $5.7 million) was transferred from provisions to trade and other payables. We expect the provision to be fully utilized in 8.94 years (2019: 9.79 years), being the weighted average remaining contracted life of options outstanding at December 31, 2020. It is likely that this provision will be utilized over a shorter period, however, this is dependent on when the option holder decides to exercises which the Group is not in control of.